                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) or
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 11, 1995

                           ALCO STANDARD CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)





     OHIO                    File No. 1-5964                    23-0334400
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(State or other             (Commission File                   (IRS Employer
jurisdiction of             Number)                            (Identification
incorporation                                                  Number)




            P.O. Box 834, Valley Forge, Pennsylvania          19482
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      Registrant's telephone number, including area code: (610)296-8000
                                                          -------------



                              Not Applicable
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         (Former name or former address, if changed since last report
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Item 5.        Other Events
               ------------

       The Registrant is filing this Report Form 8-K in order to file certain exhibits with the Securities and Exchange Commission for incorporation by reference into Registration Statement No.33-64177.


Item 7.        Financial Statements, Pro Forma Financial Information
               -----------------------------------------------------
               and Exhibits.
               ------------

               (c)   Exhibits
                     --------

                     (1) Underwriting Agreement dated December 6, 1995 between Alco Standard Corporation and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Lehman Brothers Inc. and Prudential Securities Incorporated.

                     (1.1) Terms Agreement dated December 6, 1995 between Alco Standard Corporation and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Lehman Brothers Inc. and Prudential Securities Incorporated.

                     (4) Indenture dated December 11, 1995 between Alco Standard Corporation and First Fidelity Bank, National Association.

                     (4.1) Global Certificates for $300,000,000 6.75% Bonds due December 1, 2025.



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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ALCO STANDARD CORPORATION




                                           By:/s/ Michael J. Dillon
                                              --------------------------
                                               Michael J. Dillon
                                                Vice President and Controller




Dated: December 12, 1995

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

                               Index to Exhibits
                               -----------------

(1) Underwriting Agreement dated December 6, 1995 between Alco Standard Corporation and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Lehman Brothers Inc. and Prudential Securities Incorporated.

(1.1) Terms Agreement dated December 6, 1995 between between Alco Standard Corporation and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Lehman Brothers Inc. and Prudential Securities Incorporated.

(4) Indenture dated December 11, 1995 between Alco Standard Corporation and First Fidelity Bank, National Association.

(4.1) Global Certificates for $300,000,000 6.75% Bonds due December 1, 2025.

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